UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): August 31, 2015

BLACKPOLL FLEET INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-185572	99-0367603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Kane Concourse Suite 518 Bay Harbor Islands, FL		33154
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (305) 867-1228

Copies to:

Thomas Rose, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to (i) securing capital for general working purposes, and (ii) other risks and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 26, 2015, the Board of Directors of BlackPoll Fleet International, Inc. (the “Company”) elected Michael Delin as the Company’s Chief Financial Officer (“CFO”) effective immediately. Mr. Delin shall manage the Company’s SEC reporting, general accounting, treasury and corporate governance activities.

There are no arrangements or understandings between Mr. Delin and/or any other persons pursuant to which Mr. Delin was named as CFO of the Company. Mr. Delin does not have a family relationship with any of the Company's directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer.

Other than as set forth herein, Mr. Delin has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Section 404(a) of Regulation S-K or Item 5.02(d) of Form 8-K by virtue of his appointment as CFO.

Mr. Delin has over fifteen years of experience in the financial industry. Mr. Delin previously provided specialty financial consulting services to the Company’s management team. Additionally, as the sole proprietor and operator of an accounting and tax preparation service that he founded in 1998, Mr. Delin provides interim CFO services to public and private companies operating in industries including, but not limited to, construction, technology and healthcare. Mr. Delin is a graduate of the University of South Florida where he earned a Bachelor’s degree in Accounting.

Item 8.01	Other Events.

Press Release

On August 25, 2015, the Company issued a press release announcing that the Company’s ticker symbol has changed from “BSTAD” to “BPOL”. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 25, 2015.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKPOLL FLEET INTERNATIONAL, INC.

Date: August 31, 2015	By:	/s/ Dr. Jacob Gitman, PhD
Dr. Jacob Gitman, PhD
Chief Executive Officer

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